HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-3574 - PremierSolutions Standard

Supplement dated September 21, 2012 to your Prospectus

FUND LIQUIDATION

Dreyfus LifeTime Growth and Income Portfolio – Investor Class

The Board of Directors of Dreyfus LifeTime Portfolios, Inc. has approved the liquidation (the “Liquidation”) of the Dreyfus LifeTime Growth and Income Portfolio (“Liquidating Fund”).  The Liquidation is scheduled to take place at the close of trading on the New York Stock Exchange on or about December 5, 2012.

Due to the Liquidation of the Liquidating Fund, you will no longer be able to allocate new Contributions or make transfers to the affected Sub-Account, including program trades effective as of the close of business on December 3, 2012. You may transfer some or all of your Participant Account value in the affected Sub-Account to other investment options currently offered under your Contract.

Prior to the date of the Liquidation, you are permitted to make one special transfer of all your Participant Account value invested in the Liquidating Fund Sub-Account to other investment options currently offered under your Contract.  In addition, you must re-direct future Contributions in the Liquidating Fund Sub-Account to another Sub-Account available under your Contract.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Also, effective as of the close of business on December 5, 2012, any Dollar Cost Averaging, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocations to the affected Sub-Account will be terminated.

Upon completion of the termination and Liquidation of the Liquidating Fund, all references to the  Dreyfus LifeTime Growth and Income Portfolio in the Prospectus are deleted.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.